EXHIBIT 23.1








                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Atlantic International Entertainment, Ltd.:


As independent public accountants, we hereby consent to the incorporation of our report dated April 24, 1998, included in this Form 10-KSB into the Company's previously filed Registration Statement on Form S-8, File Number 333-21501.


                                        /s/ Moore Stephens, P.C.
                                        ---------------------------------------
                                        Moore Stephens, P.C.
                                        Certified Public Accountants

Cranford, New Jersey
May 22, 1998